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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          TIS MORTGAGE INVESTMENT CO.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        TIS MORTGAGE INVESTMENT COMPANY
                     SUPPLEMENTAL MESSAGE TO SHAREHOLDERS

                                 May 21, 1997


Dear Fellow Shareholder:

  By now, you have received the blue proxy card mailed by Turkey Vulture Fund XIII and its representatives (the "VULTURES"). Do not be fooled by their reference to the "Totally Ignored Stockholders Committee." Two of the three individuals on the "Stockholders" committee do not own any shares of the Company, and the third owns his shares through TURKEY VULTURE FUND XIII, LTD. It is clear to the Company that the VULTURES are attempting to conceal their true identity (and self-serving purpose) by choosing a clever name to hide behind rather than identifying themselves as the VULTURES they really are.

      THE VULTURES DO NOT DENY THEY HAVE NO PLAN TO BENEFIT STOCKHOLDERS. MANAGEMENT CONTINUES TO BELIEVE THAT THE VULTURES INTEND TO BENEFIT THEMSELVES
                     AT THE EXPENSE OF OTHER STOCKHOLDERS.

  The VULTURES' public filings with the Securities and Exchange Commission indicate that THE VULTURES HAVE NO PLAN TO BENEFIT THE COMPANY OR ITS STOCKHOLDERS. Their attacks on the existing Board of Directors and management are nothing more than empty rhetoric. They claim they will develop their plan later if you trust them now with your vote.

             THE VULTURES LIKE SPECIAL DEALS TO BENEFIT THEMSELVES
                     AT THE EXPENSE OF OTHER STOCKHOLDERS

  The Vultures told you in earlier mailings they want your company to pay their expenses to obtain Board seats and that they will not seek your approval of these expenses unless required by law. They have a history of seeking special deals at the expense of other stockholders such as their obtaining a premium to market price for their shares of First Union Real Estate Equity and Mortgage Investments when they settled a proxy contest with First Union. They offer you no plan to benefit stockholders and use a flatly misleading reference to "Totally Ignored Stockholders Committee" to hide the fact that they are VULTURES.

                          CAN YOU TRUST THE VULTURES?

  TIS management doesn't think so. Despite the VULTURES' accusations, the Company is not spending "your money" on a lawsuit to keep you from having a choice in the upcoming election of directors. Rather, funds are being spent to protect the interest of all shareholders from the VULTURES. THE COMPANY BELIEVES THE ACTIONS OF THE VULTURES VIOLATE APPLICABLE LAW, AND THAT THEY SHOULD NOT BE ALLOWED TO PROCEED.

          NO MATTER HOW MANY SHARES YOU HOLD, YOUR VOTE IS IMPORTANT.
           IF YOU HAVE RETURNED A BLUE PROXY CARD, IT CAN BE REVOKED
              BY RETURNING THE ENCLOSED WHITE PROXY BALLOT TODAY.

               PLEASE VOTE USING THE ATTACHED WHITE PROXY CARD.

                           DO NOT VOTE THE BLUE CARD
                    A BLUE VOTE IS A VOTE FOR THE VULTURES

  If you have any questions regarding how to vote your shares, please contact the Company's proxy solicitor (MacKenzie Partners, Inc.) at 1-800-322-2885.

                                          Sincerely,

                                          Lorraine O. Legg
                                          Chairman of the Board
                                          President and Shareholder

                        TIS MORTGAGE INVESTMENT COMPANY
                    SUPPLEMENTAL PROXY STATEMENT DISCLOSURE

                                 May 21, 1997

  This Supplemental Proxy Statement Disclosure, which is first being sent to stockholders on or about May 22, 1997, is furnished by TIS Mortgage Investment Company, a Maryland corporation (the "Company") to supplement its April 23, 1997, Proxy Statement (the "Proxy Statement") provided in connection with the Company's Annual Meeting (the "Annual Meeting") scheduled for May 29, 1997, at 10:00 a.m., and any adjournments thereof, at the Hyatt Burlingame, Burlingame, California. The Proxy Statement was provided in connection with the solicitation by the Company's Board of Directors for use at the Annual Meeting.

SOLICITATION

  The costs of this proxy solicitation will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone, telefax and advertisements. Proxies are expected to be solicited by directors and officers of the Company. The directors and officers who assist in the solicitation will not receive any additional compensation for such services and will perform such services in addition to their usual duties. The Company has retained MacKenzie Partners, Inc. ("MacKenzie") to assist in the solicitation of proxies from brokers, nominees and individuals. MacKenzie's estimated fee for this service is $50,000 plus reimbursement for out of pocket expenses. It is estimated that MacKenzie will employ approximately 30 persons to solicit proxies on behalf of the Board of Directors for the Annual Meeting. The Company believes that it will incur additional expenses for attorneys' fees and printing and other miscellaneous expenses in the approximate amount of $50,000. The Company will also request brokers and other nominees who hold stock of the Company to forward solicitation material to the beneficial owners of the Common Stock held of record by them and will reimburse them for their reasonable out of pocket expenses in forwarding such solicitation materials.

  Certain information about the directors, director nominees, and officers of the Company who may also solicit proxies is set forth in the attached Schedule
I. Schedule II sets forth certain information relating to shares of Common Stock owned by such parties and certain transactions between any of them and the Company.

                                          By Order of the Board of Directors

                                          John E. Castello,
                                          Executive Vice President and
                                          Chief Financial Officer

San Francisco, California
May 21, 1997

                                  SCHEDULE I

           INFORMATION CONCERNING THE DIRECTORS, DIRECTOR NOMINEES,
                            AND EXECUTIVE OFFICERS

  The following table sets forth the name and the present principal occupation or employment (except with respect to the directors, each of whose principal occupation is set forth in the Proxy Statement filed April 23, 1997), and the name, principal business and address of any corporation or other organization in which such employment is carried on, of (1) the directors, director nominees and executive officers of the Company and (2) certain employees of the Company who may assist in soliciting proxies form stockholders of the Company. Unless otherwise indicated below, the principal business address of each such person is 655 Montgomery Street, Suite 800, San Francisco, California 94111, and such person is an employee of the Company.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS OF THE COMPANY

                                                         PRESENT OFFICE OR OTHER
                       NAME AND PRINCIPAL                PRINCIPAL OCCUPATION OR
                        BUSINESS ADDRESS                       EMPLOYMENT
                       ------------------                -----------------------
         John D. Boyce..................................            (1)
         Robert H. Edelstein............................            (1)
         Patricia M. Howe...............................            (1)
         Douglas B. Fletcher............................            (1)
         Robert W. Ledoux...............................            (1)
         Lorraine O. Legg...............................            (1)
         Melvin W. Petersen.............................            (1)
         Will M. Storey.................................            (1)
         John E. Castello...............................            (2)

--------
(1) Mrs. Howe and Legg, and Messrs. Boyce, Edelstein, Fletcher, Ledoux, Petersen and Storey are currently directors of the Company. A complete description of each directors' principal occupation or employment and the principal business of any corporation or other organization in which such employment is carried on is contained in the Proxy Statement.
(2) Mr. Castello is an executive officer of the Company, whose business address is set forth above and whose principal occupation is Chief Financial Officer of the Company.

                                  SCHEDULE II

                SHARES HELD BY DIRECTORS, DIRECTOR NOMINEES AND
                     EXECUTIVE OFFICERS OF THE COMPANY AND
           CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND THE COMPANY

  The shares of common stock held by directors, including director nominees and Mr. Castello are set forth in the Proxy Statement.

                       PURCHASES AND SALES OF SECURITIES

  The following table sets forth information concerning all purchases and sales of securities of the Company by directors, director nominees and officers since May 9, 1995:

                                                                          NUMBER OF
                                                                          SHARES OF
       DIRECTORS AND           DATE OF                                     COMMON
     DIRECTOR NOMINEES:      TRANSACTION     NATURE OF TRANSACTION          STOCK
     ------------------      -----------     ---------------------        ---------
Robert H. Edelstein.........  03/09/96   Purchase of Common Stock           1,000
                              12/31/96   Dividend Reinvestment Program         24
Patricia M. Howe............  03/25/96   Transfer from Estate               3,820
Douglas B. Fletcher.........  12/07/96   Purchase of Common Stock           2,500
                              12/20/96   Purchase of Common Stock           1,100
                              12/23/96   Purchase of Common Stock           3,900
Robert W. Ledoux............  12/01/96   Purchase of Common Stock           2,500
Lorraine O. Legg............  04/18/96   Purchase of Common Stock           3,000
                              04/30/96   Purchase of Common Stock             100
                              05/01/96   Purchase of Common Stock             600
                              05/30/96   Purchase of Common Stock           2,000
                              12/05/96   Purchase of Common Stock           5,000
                              12/05/96   Purchase of Common Stock           5,000
Melvin W. Petersen..........  12/07/95   Purchase of Common Stock           5,000
                              12/11/95   Purchase of Common Stock           5,000
                              12/28/95   Purchase of Common Stock           3,800
                              01/02/96   Purchase of Common Stock           6,200
                              04/09/96   Purchase of Common Stock           3,500
                              04/10/96   Purchase of Common Stock           1,500
Will M. Storey..............  12/31/96   Dividend Reinvestment Program        492

OFFICERS:
John Castello...............  02/29/96   Purchase of Common Stock           5,000
                              04/18/96   Purchase of Common Stock           2,000
                              05/18/96   Purchase of Common Stock           1,000
                              06/17/96   Purchase of Common Stock           1,000
                              06/28/96   Purchase of Common Stock             200
                              12/19/96   Purchase of Common Stock           4,000
                              12/31/96   Purchase of Common Stock           3,000

  Ms. Legg and Mr. Castello have an employment agreement with the Company. The material terms of each agreement is set forth in the Company's previously filed Definitive Proxy Statement. Ms. Legg, Mr. Castello and each non-employee director of the Company receive stock options as set forth in the previously filed Definitive Proxy Statement.

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